Acquisitions (Details 1) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Summary of unaudited pro forma financial information
Net revenues	$ 1,135,802	$ 1,099,490	$ 1,060,158
Net Income (loss) applicable to common stock	$ 7,946	$ (39,830)	$ (59,407)
Net loss per common share - basic	$ 0.09	$ (0.43)	$ (0.65)
Net loss per common share - diluted	$ 0.09	$ (0.43)	$ (0.65)